Exhibit B.10
JOINT FILING AGREEMENT
     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.
Date: February 22, 2011

CHARLES F. DOLAN, individually, and as Trustee of the Charles F. Dolan 2009 Revocable Trust, the Charles F. Dolan 2010 Grantor Retained Annuity Trust #6C, the Charles F. Dolan 2010 Grantor Retained Annuity Trust #7C, the Charles F. Dolan 2010 Grantor Retained Annuity Trust #8C and the Charles F. Dolan 2011 Grantor Retained Annuity Trust #1C
*

Charles F. Dolan
HELEN A. DOLAN, individually, and as Trustee of the Helen A. Dolan 2009 Revocable Trust, the Helen A. Dolan 2010 Grantor Retained Annuity Trust #6C, the Helen A. Dolan 2010 Grantor Retained Annuity Trust #7C, the Helen A. Dolan 2010 Grantor Retained Annuity Trust #8C and the Helen A. Dolan 2011 Grantor Retained Annuity Trust #1C
*

Helen A. Dolan
JAMES L. DOLAN, individually
/s/ James L. Dolan

James L. Dolan
THOMAS C. DOLAN, individually
/s/ Thomas C. Dolan

Thomas C. Dolan
PATRICK F. DOLAN, individually
*

Patrick F. Dolan

MARIANNE DOLAN WEBER, individually
*

Marianne Dolan Weber
DEBORAH A. DOLAN-SWEENEY, individually
*

Deborah A. Dolan-Sweeney
KATHLEEN M. DOLAN, individually, and as a Trustee of the Charles F. Dolan Children Trusts FBO Kathleen M. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, Patrick F. Dolan, Thomas C. Dolan and James L. Dolan, and as Trustee of the Charles Dolan 1989 Trust, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust
*

Kathleen M. Dolan
LAWRENCE J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan 2009 Family Trusts and the CFD 2010 Grandchildren Trusts
*

Lawrence J. Dolan
DAVID M. DOLAN, not individually, but as a Trustee of the Charles F. Dolan 2009 Family Trusts and the CFD 2010 Grandchildren Trusts
*

David M. Dolan

PAUL J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan
*

Paul J. Dolan
MATTHEW J. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and the Charles F. Dolan Children Trust FBO Thomas C. Dolan
*

Matthew J. Dolan
MARY S. DOLAN, not individually, but as a Trustee of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and the Charles F. Dolan Children Trust FBO Patrick F. Dolan
*

Mary S. Dolan

*By:	/s/ Brian G. Sweeney Brian G. Sweeney
As Attorney-in-Fact